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                               AMENDMENT TO AGREEMENT

                              (City Contract No. 23250)



               This Amendment to Agreement is made by and between HONDO OIL

          AND GAS COMPANY, a Delaware  corporation ("Hondo"), and the  CITY

          OF LONG BEACH, a municipal corporation ("the City").

                                      RECITALS

               This Amendment to  Agreement is made  and entered into  with respect to the following facts and objectives:

               1.  Hondo and City entered into an Agreement (City  Contract

          No. 23250) on February  2, 1994 ("the  Agreement"), the terms  of which released  Hondo from  its  obligations as  a  non-operating contractor under the THUMS Contracts from January 1, 1994 through

          August 31, 1994,  and terminating Hondo's  interest in the  THUMS

          Contracts effective on September 1, 1994.

               2.  Under that Agreement, Hondo acknowledged and  reaffirmed its obligation to pay  an amount due  the City of  $1,093,493.39,

          plus an  amount  not  yet ascertained  for  the  1993  Article  9 adjustment.

               3.  Hondo agreed to pay the total amount of $1,525,812.38 in full on or  before January 1,  1997, and to  toll the statute  of limitations applicable  to  the  bringing of  suit  by  the  City against Hondo for  recovery of this  amount through December  31,

          1996.

               4.  Both Hondo and City  are desirous of extending the  time period by which Hondo will pay the total amount due and to extend the tolling period of the  applicable statute of limitations,  in accordance with the provisions of this Amendment to Agreement.

                                    THE AGREEMENT

               NOW THEREFORE, for  valuable consideration,  the receipt  of which is hereby acknowledged, the parties agree as follows:

               1.   The Agreement is amended in the following respects:

                    A.   Paragraph 5 of the Agreement is amended to read as

          follows:

                         5.   Hondo agrees  to  pay the  City,  and  hereby

          reaffirms its obligation to pay, the sum of $1,525,812.38,  which amount consists of the amount  of $1,093,493.39, plus the  amount of $432,318.99, representing the 1993 Article 9 adjustment.  This amount shall  be paid  by Hondo  on or  before January  1,  1999.

          Interest on the amount of $1,525,812.38 shall accrue at the  rate of six percent  (6%) per annum,  commencing on  January 1,  1997,

          until the amount owed is paid in full.  Until December 31,  1998,

          any statute of limitation applicable to  the bringing of suit  by the City against  Hondo for recovery  of these  amounts shall  be tolled.

               2.   Except as  specifically amended  by this  Amendment  to

          Agreement, all terms of the Agreement shall remain in full  force and effect.



               The parties have executed this Amendment to Agreement on the dates set forth opposite their respective signatures.

















                                             HONDO OIL AND GAS COMPANY

                                             /s/ John J. Hoey
          September 30, 1996            By:  -------------------------
                                             JOHN J. HOEY
                                             President and Chief
                                             Executive Officer

                                             /s/ C.B. McDaniel
                                        By:  -------------------------
                                             C.B. McDANIEL
                                             Secretary


                                             THE CITY OF LONG BEACH, a
                                             municipal corporation

                                             /s/ Henry Taboada
          December 2, 1996              By:  -------------------------
                                             Assistant City Manager
                                             EXECUTED PURSUANT TO SECTION
                                             301 OF THE CITY CHARTER

               The foregoing agreement is approved as to form this 2nd day of December, 1996.

                                             JOHN R. CALHOUN, City Attorney

                                             /s/ Richard Allesso
                                        By:  -------------------------
                                             Deputy